SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 9, 2005

BioCryst Pharmaceuticals, Inc.
 (Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2190 Parkway Lake Drive, Birmingham, Alabama 35244
 (Address of Principal Executive Office)

(205) 444-4600
 (Registrant’s telephone number, including area code)

Item 8.01 Other Events.

          On August 9, 2005, Registrant issued a press release announcing the initiation of a Phase Ib clinical trial with oral BCX-4208 in healthy volunteers. The press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

          Neither the filing of any press release as an exhibit to this Current Report on Form 8-K nor the inclusion in such press release of a reference to Registrant’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such Internet address into this Current Report on Form 8-K.  The information available at Registrant’s Internet address is not part of this Current Report on Form 8-K or any other report filed by Registrant with the Securities and Exchange Commission.

Item 9.01 Exhibits.

Exhibit No.	Description

99.1	Press release dated August 9, 2005 entitled “BioCryst Initiates BCX-4208 Oral Phase Ib Clinical Trial in Healthy Volunteers”.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2005	BIOCRYST PHARMACEUTICALS, INC.

	By:	/s/ MICHAEL A. DARWIN

Michael A. Darwin
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 9, 2005 entitled “BioCryst Initiates BCX-4208 Oral Phase Ib Clinical Trial in Healthy Volunteers”.